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                                                                   Exhibit 10.22
STATE OF
         -----------------------------------

COUNTY OF
          ----------------------------------




                               WINSTON SPE II LLC
                                   (Borrower)


                                       to


                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    (Lender)




                                     FORM OF
              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING




                           Dated: As of March 11, 2005


                                    Property:






               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                       Akin Gump Strauss Hauer & Feld, LLP
                          1333 New Hampshire Avenue, NW
                              Washington, DC 20036
                       Attention: Frank H. Henneburg, Esq.

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING


         This Deed of Trust, Security Agreement and Fixture Filing (this "DEED OF TRUST") is executed as of March 11, 2005, by WINSTON SPE II LLC, a Delaware limited liability company ("GRANTOR"), whose address for notice hereunder is c/o Winston Hotels, Inc., 2626 Glenwood Avenue, Suite 200, Raleigh, North Carolina 27608, to ____________________________________________________, Trustee
("TRUSTEE"), whose address is ________________ ______________________________________________, for the benefit of GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("BENEFICIARY"), whose address for notice is c/o GE Real Estate - Specialized Industries, 500 West Monroe Street, Suite 1500, Chicago, Illinois 60611, Attention: Asset Manager - Winston Portfolio.

                                   ARTICLE 1

                                   DEFINITIONS

         Section 1.1 CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "INDEBTEDNESS": The sum of all (1) principal, interest and other amounts due under or secured by the Loan Documents, (2) principal, interest, and other amounts which may hereafter be loaned by Beneficiary, its successors or assigns, to or for the benefit of the owner of the Mortgaged Property, when evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (3) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary under documents which recite that they are intended to be secured by this Deed of Trust.

         "LOAN DOCUMENTS": The (1) Loan Agreement of even date between Grantor and Beneficiary (the "LOAN AGREEMENT"), (2) two (2) separate promissory notes of even date, executed by Grantor, payable to the order of Beneficiary, in the stated aggregate principal amount of $155,000,000 (together, the "NOTE"), which mature on March 11, 2010, (3) this Deed of Trust, (4) the Assignment of Rents and Leases, (5) the Security Agreement, (6) the Uniform Commercial Code Financing Statements, (7) all other documents now or hereafter executed by Grantor or any other person or entity to evidence or secure the payment of the Indebtedness or the performance of the Obligations, and (8) all modifications, restatements, extensions, renewals and replacements of the foregoing.

         "MORTGAGED PROPERTY": all estate, right, title, interest, claim and demand whatsoever which Grantor now has or hereafter acquires, either in law or in equity, in possession or expectancy, of, in and to (1) the real property described in Exhibit A attached hereto and made a part hereof (the "LAND"), (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "IMPROVEMENTS"), (3) all materials, supplies, appliances, equipment (as such term is defined in the UCC), apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "FIXTURES"), (4) all right, title and interest of Grantor in and to the following items of personal property now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with or otherwise related to the Land and
Improvements: all machinery; signs; artwork; office furnishings and equipment; partitions and screens; refrigeration equipment; laundry, drying, dishwashing and garbage disposal machinery or equipment; communication apparatus, including television, radio, music and cable antennae and systems; floor coverings, rugs, carpets, window coverings, blinds, awnings, shades, curtains, drapes and rods; screens, storm doors and windows; stoves, refrigerators, dishwashers and other installed appliances; attached cabinets; trees, plants and other items of landscaping; motorized, manual, mechanical or other buses, boats, aircrafts and vehicles of any nature whatsoever; visual and electronic surveillance systems and other security systems; switchboards, exchanges, wires and phone jacks; maintenance equipment, golf carts, pro shop merchandise, tables, chairs, mirrors, desks, beds, pillows, sheets, blankets and towels, wall coverings, clocks, lamps; kitchen, restaurant, bar, lounge, public room, public area and other operating or specialized equipment, including menus, dishes, flatware, dishware, glassware, cooking utensils, tables, refrigerating units, microwave equipment, ovens, timers; food and beverages; liquor; cleaning materials, other similar items; swimming pool heaters and equipment; recreational equipment and maintenance supplies; clubhouse equipment, furnishings and supplies, including lockers and sporting equipment; and health and recreational facilities; and linens; (5) all goods, inventory, accounts, general intangibles, software, investment property, instruments, letters of credit, letter-of credit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the UCC, and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (together with the items described in clause (4), the "PERSONALTY"), (6) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts (including accounts holding security deposits) maintained by Grantor with respect to the Mortgaged Property, (7) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "PLANS"), (8) to the extent assignable by Grantor without the consent of any third party, all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a

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possessory interest in, or the right to use, all or any part of the Mortgaged
Property, together with all related security and other deposits (the "LEASES"),
(9) to the extent assignable by Grantor without the consent of any third party, all of the rents, revenues, income, proceeds, profits, security and other types of deposits, lease cancellation payments and other benefits paid or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling, terminating the occupancy of or otherwise enjoying the Mortgaged Property (the "RENTS"), and all other revenues, receipts, income, accounts and other receivables arising under, out of, in connection with or related to the Mortgaged Property and including, without limitation, revenues, receipts, income, receivables and accounts relating to or arising from rentals, rent equivalent income, income and profit from the use or occupancy of guest rooms, meeting rooms, food and beverage facilities, other public facilities, vending machines, telephone and television systems, guest laundry, sundry shop, gift shop, pool, golf course and exercise facilities, the provision or sale of food, beverages or other goods and services, and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels published by the International Association of Hospitality Accountants as revised from time to time, and all rights to payment from any consumer credit charge card organization or entity such as or similar to the organizations or entities that sponsor and administer the American Express, Visa and MasterCard cards (collectively, "INCOME"), it being the intention of this Deed of Trust that Beneficiary shall have a continuing security interest in the Rents and Income pursuant to 11 U.S.C.
Section 552(b) after the commencement of any proceeding under the Bankruptcy Code involving Grantor or Operating Lessee, (10) to the extent assignable by Grantor without the consent of any third party, all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (including, without limitation, the License Agreement and the Property Management Agreement) (the "PROPERTY AGREEMENTS"), (11) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (12) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (13) all insurance policies (regardless of whether required by Beneficiary), unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, (14) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, and (15) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "MORTGAGED PROPERTY" shall mean all or, where the context permits or requires, any portion of the above or any interest therein, wherever located.

         "OBLIGATIONS": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor or any other person or entity to Beneficiary, Trustee or others as set forth in the Loan Documents.

                                       3
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         "OPERATING LEASE": The lease pursuant to which Operating Lessee operates the Mortgaged Property, together with all amendments and extensions thereof.

         "OPERATING LESSEE": Barclay Hospitality Services Inc., a North Carolina corporation.

         "PERMITTED ENCUMBRANCES": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust, together with
(1) the Permitted Liens (as defined in the Loan Agreement), and (2) the liens and security interests in favor of Beneficiary created by the Loan Documents, none of which, individually or in the aggregate, materially and adversely interferes with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affects the value of the Mortgaged Property, materially and adversely impairs the use or operations of the Mortgaged Property or impairs Grantor's ability to pay its obligations in a timely manner.

         "UCC": The Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the UCC is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         Section 1.2 OTHER DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

                                   ARTICLE 2

                                      GRANT

         Section 2.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, SELLS and CONVEYS to Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

                                   ARTICLE 3

                    WARRANTIES, REPRESENTATIONS AND COVENANTS

         Grantor warrants, represents and covenants to Beneficiary as follows:

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         Section 3.1 TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS INSTRUMENT.
Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Mortgaged Property. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property. Where any of the Mortgaged Property is in the possession of a third party, Grantor will join with Beneficiary in notifying the third party of Beneficiary's security interest and obtaining an acknowledgment from the third party that it is holding such Mortgaged Property for the benefit of Beneficiary. Subject to the provisions of the Loan Agreement, Grantor will cooperate with Beneficiary in obtaining control (for lien perfection purposes under the UCC) with respect to any Mortgaged Property consisting of deposit accounts, investment property, letter of credit rights or electronic chattel paper.

         Section 3.2 FIRST LIEN STATUS. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Loan Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

         Section 3.3 PAYMENT AND PERFORMANCE. Grantor shall pay the Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

         Section 3.4 REPLACEMENT OF FIXTURES AND PERSONALTY. Grantor shall not, without the prior written consent of Beneficiary or as otherwise permitted by the Loan Agreement, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Beneficiary. Except as permitted by the Loan Agreement, Grantor shall not incorporate into the Mortgaged Property any item of personalty, fixtures or other property that is not owned by Grantor free and clear of all liens or security interests except the liens and security interests in favor of Beneficiary created by the Loan Documents.

         Section 3.5 MAINTENANCE OF RIGHTS OF WAY, EASEMENTS AND LICENSES. To the extent required by the Loan Agreement, Grantor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Beneficiary, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property. Grantor shall comply in all material respects with all restrictive covenants affecting

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the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

         Section 3.6 INSPECTION. Grantor shall permit Trustee and Beneficiary, and their agents, representatives and employees, upon the conditions and subject to the limitations set forth in the Loan Agreement, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

         Section 3.7 OTHER COVENANTS. All of the covenants in the Loan Agreement are incorporated herein by reference and, together with covenants in this
Article 3, shall be covenants running with the land. The covenants set forth in the Loan Agreement include, among other provisions, covenants relating to: (a) the prohibition against the further sale, transfer or encumbering of any of the Mortgaged Property [insert entire Due on Sale or Encumbrance Section from Loan Agreement if required by local law], (b) the obligation to pay when due all taxes on the Mortgaged Property or assessed against Beneficiary with respect to the Loan, (c) the right of Beneficiary to inspect the Mortgaged Property, (d) the obligation to keep the Mortgaged Property insured, (e) the obligation to comply with all legal requirements (including environmental laws), maintain the Mortgaged Property in good condition, and promptly repair any damage or casualty, and (f) except as otherwise permitted under the Loan Agreement, the obligation of Grantor to obtain Beneficiary's consent prior to entering into, modifying or taking other actions with respect to Leases.

         Section 3.8 CONDEMNATION AWARDS AND INSURANCE PROCEEDS.

                  (a) CONDEMNATION AWARDS. Grantor assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

                  (b) INSURANCE PROCEEDS. Grantor collaterally assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Subject to the provisions of the Loan Agreement, Grantor authorizes Beneficiary to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly, for application pursuant to the terms of the Loan Agreement.

                                   ARTICLE 4

                             DEFAULT AND FORECLOSURE

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         Section 4.1 REMEDIES. If an Event of Default (as defined in the Loan
Agreement) exists, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

                  (a) ACCELERATION. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                  (b) ENTRY ON MORTGAGED PROPERTY. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

                  (c) OPERATION OF MORTGAGED PROPERTY. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Trustee in connection therewith in accordance with the provisions of Section 4.7.

                  (d) FORECLOSURE AND SALE. Sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made in accordance with the laws of the state where the Land is located relating to the sale of real estate or by Chapter 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) days' prior written notice shall be deemed commercially reasonable. At any such sale (i) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Mortgaged Property (Grantor shall deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if Trustee had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (iii) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder,
(iv) any prerequisites to the validity of such sale shall be presumed to have been performed, (v) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives,

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

shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof, and (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary may be a purchaser at such sale and if Beneficiary is the highest bidder, may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash. Subject to compliance with applicable law, in connection with any foreclosure sale: (A) Beneficiary shall have no obligation to clean up, repair or otherwise prepare the Mortgaged Property for sale; (B) Grantor waives any right it may have to require Beneficiary to pursue any third party for any of the Indebtedness; (C) Beneficiary may comply with any applicable state or federal law requirements in connection with a disposition of the Mortgaged Property; (D) Beneficiary may specifically disclaim any warranties of title or the like; (E) if Beneficiary sells any of the Mortgaged Property on credit, Grantor will be credited only with payments actually made by purchaser, received by Beneficiary and applied to the indebtedness of the purchaser; and (F) Beneficiary may apply any noncash proceeds of a disposition of the Mortgaged Property in any commercially reasonable manner selected by Beneficiary. Compliance by Beneficiary with the standards set forth in the foregoing sentence shall not be deemed to adversely affect the commercial reasonableness of any sale of the Mortgaged Property or portion thereof.

                  (e) RECEIVER. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor (to the extent permitted by applicable law) or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

                  (f) OTHER. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Deed of Trust).

         Section 4.2 SEPARATE SALES. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         Section 4.3 REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE. Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the

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Note and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

         Section 4.4 RELEASE OF AND RESORT TO COLLATERAL. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, its lien on any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

         Section 4.5 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS. To the fullest extent permitted by law and except as otherwise provided in this Deed of Trust, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Beneficiary's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

         Section 4.6 DISCONTINUANCE OF PROCEEDINGS. If Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

         Section 4.7 APPLICATION OF PROCEEDS. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of, the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

                  (a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) trustee's and receiver's fees and expenses, (2) court costs, (3) attorneys' and accountants' fees and expenses, (4) costs of advertisement, and (5) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments, or other charges subject to which the Mortgaged Property shall have been sold;

                  (b) to the payment of all amounts (including interest), other than the unpaid principal balance of the Note and accrued but unpaid interest, which may be due to Beneficiary under the Loan Documents;

                  (c) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

                  (d) the balance, if any, to the payment of the persons legally entitled thereto.

         Section 4.8 OCCUPANCY AFTER FORECLOSURE. The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Mortgaged Property, and Grantor and Operating Lessee shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

         Section 4.9 ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF
ENFORCEMENT.

                  (a) If any Event of Default exists, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary under this Section 4.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as defined in the Loan Agreement), and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

                  (b) Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

         Section 4.10 NO MORTGAGEE IN POSSESSION. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. ARTICLE 5

                         ASSIGNMENT OF RENTS AND LEASES

         Section 5.1 ASSIGNMENT. Grantor acknowledges and confirms that it has executed and delivered to Beneficiary an Assignment of Rents, Leases and Income of even date (the "ASSIGNMENT OF RENTS AND LEASES"), intending that such instrument create a present, absolute assignment to Beneficiary of the Leases and Rents. Without limiting the intended benefits or the remedies provided under the Assignment of Rents and Leases, Grantor hereby assigns to Beneficiary, as further security for the Indebtedness and the Obligations, the Leases and Rents. While any Event of Default exists, Beneficiary shall be entitled to exercise any or all of the remedies provided in the Assignment of Rents and Leases and in
Article 4 hereof, including the right to have a receiver appointed. If any conflict or inconsistency exists between the assignment of the Rents and the Leases in this Deed of Trust and the absolute assignment of the Rents and the Leases in the Assignment of Rents and Leases, the terms of the Assignment of Rents and Leases shall control.

         Section 5.2 NO MERGER OF ESTATES. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any lessee or any third party by purchase or otherwise.

                                   ARTICLE 6

                               SECURITY AGREEMENT

         Section 6.1 SECURITY INTEREST. This Deed of Trust constitutes a "Security Agreement" on personal property within the meaning of the UCC and other applicable law with respect to the Personalty, Fixtures, Plans, Leases, Rents, Income and Property Agreements. To this end, Grantor grants to Trustee and Beneficiary, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents, Income and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Plans, Leases, Rents, Income and Property Agreements sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

         Section 6.2 FINANCING STATEMENTS. Grantor hereby irrevocably authorizes Beneficiary at any time and from time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Mortgaged Property, without the signature of Grantor where permitted by law. Grantor agrees to furnish Beneficiary, promptly upon request, with any information required by Beneficiary to complete such financing or continuation statements. If Beneficiary has filed any initial financing statements or amendments in any UCC jurisdiction prior to the date hereof, Grantor ratifies and confirms its authorization of all such filings. Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Beneficiary, and agrees that it will not do so without Beneficiary's prior written consent, subject to Grantor's rights under Section 9-509(d)(2) of the UCC. Grantor shall execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, such additional financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor's principal place of business is in the State of North Carolina at the address set forth in the first paragraph of this Deed of Trust.

         Section 6.3 FIXTURE FILING. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Beneficiary) as set forth in the first paragraph of this Deed of Trust.

                                   ARTICLE 7

                             CONCERNING THE TRUSTEE

         Section 7.1 CERTAIN RIGHTS. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, reasonably believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by him in the performance of his duties. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by him in the performance of his duties, including those arising from the joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee's or Beneficiary's gross negligence or willful misconduct hereunder. Grantor's obligations under this Section 7.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

         Section 7.2 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

         Section 7.3 SUCCESSOR TRUSTEES. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action. All costs and expenses associated with the appointment of any substitute Trustee will be borne by Beneficiary unless such substitution occurs during the continuance of an Event of Default or is necessitated by the death, resignation or disqualification of Trustee.

         Section 7.4 PERFECTION OF APPOINTMENT. Should any deed, conveyance or instrument of any nature be reasonably required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

         Section 7.5 TRUSTEE LIABILITY. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.



                                   ARTICLE 8

                                  MISCELLANEOUS

         Section 8.1 NOTICES. Any notice required or permitted to be given under this Deed of Trust shall be in writing and sent in the manner and otherwise subject to the provisions for notices set forth in Article 12 of the Loan Agreement.

         Section 8.2 COVENANTS RUNNING WITH THE LAND. All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Beneficiary has or will consent to any such conveyance or transfer of the Mortgaged Property). All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

         Section 8.3 ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Income, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the collateral, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder; however: (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the Default Rate; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

         Section 8.4 SUCCESSORS AND ASSIGNS. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary and Grantor and their respective permitted successors and assigns. Grantor shall not, without the prior written consent of Beneficiary or as otherwise permitted by the Loan Agreement, assign any rights, duties or obligations hereunder.

         Section 8.5 NO WAIVER. Any failure by Trustee or Beneficiary to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Trustee or Beneficiary shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

         Section 8.6 SUBROGATION. To the extent proceeds of the Note have been used to extinguish, extend or renew any indebtedness against the Mortgaged Property, then Beneficiary shall be subrogated to all of the rights, liens and interests existing against the Mortgaged Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Beneficiary.

         Section 8.7 LOAN AGREEMENT. If any conflict or inconsistency exists between this Deed of Trust and the Loan Agreement, the Loan Agreement shall govern.

         Section 8.8 RELEASE OR RECONVEYANCE. Upon payment in full of the Indebtedness and performance in full of the Obligations, Beneficiary, at Grantor's expense, shall release the liens and security interests created by this Deed of Trust and reconvey the Mortgaged Property to Grantor.

         Section 8.9 WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary.

         Section 8.10 LIMITATION ON LIABILITY. Grantor's liability hereunder is subject to the limitation on liability provisions of Article 13 of the Loan Agreement.

         Section 8.11 OBLIGATIONS OF GRANTOR, JOINT AND SEVERAL. If more than one person or entity has executed this Deed of Trust as "Grantor," the obligations of all such persons or entities hereunder shall be joint and several.

         Section 8.12 GOVERNING LAW. This Deed of Trust shall be governed by the laws of the State of New York in all respects, including, without limitation, matters of construction, validity and performance, except that at all times the provisions for the creation, perfection, enforcement, termination and release of the liens and security interests created pursuant hereto and the conveyance of any right, title and interest in and to any of the Mortgaged Property shall be governed by and construed in accordance with the laws of the state in which the Mortgaged Property is located, it being understood that, to the fullest extent permitted by the law of such state, the law of the State of New York shall govern the construction, validity and performance of this Deed of Trust and of all of the obligations arising hereunder. To the fullest extent permitted by law, Grantor hereby unconditionally waives any claim to assert that the law of any other jurisdiction governs this Deed of Trust.

         Section 8.13 HEADINGS. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

         Section 8.14 COUNTERPARTS. This Deed of Trust may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).

         Section 8.15 ENTIRE AGREEMENT. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Beneficiary and Grantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         Section 8.16 JOINDER BY OPERATING LESSEE.

                  (a) Operating Lessee acknowledges that it is under common ownership and control with Grantor and that, in order to induce Beneficiary to make the Loan and accept the Note, Operating Lessee desires to join in this Deed of Trust to expressly subordinate the Operating Lease to the lien and security title of this Deed of Trust, and to grant to Trustee and Beneficiary a first and prior security interest in any portion or item of the Mortgaged Property in which Operating lessee has any right, title or interest.

                  (b) Operating Lessee hereby agrees that the Operating Lease and the leasehold estate created thereby and all of Operating Lessee's rights thereunder are and shall at all times remain subject, subordinate and inferior to this Deed of Trust and the lien hereof and Beneficiary's rights hereunder, and to all modifications, replacements, restatements, extensions, increases and renewals hereof.

                  (c) To the extent that Operating Lessee now owns or hereafter acquires any right, title or interest in or to any portion or item of the Mortgaged Property, Operating Lessee hereby grants, bargains, sells and conveys such Mortgaged Property to Trustee to have and to hold in trust with power of sale, pursuant to the provisions of Section 2.1 hereof and subject to all of the terms, conditions and provisions of this Deed of Trust.

                  (d) Beneficiary acknowledges that Operating Lessee leases hotels owned by persons other than Grantor and agrees that nothing contained in this Section 8.16 shall apply to any hotel not owned by Grantor or be deemed to convey any interest in the land, improvements, fixtures or personalty of any kind that constitutes all or any portion of any hotel not owned by Grantor.

         [Section 8.17 STATE LAW PROVISIONS.]

                            [Signature Page Follows]

         EXECUTED as of the date first above written.

                                            WINSTON SPE II LLC, a Delaware
                                              limited liability company


                                            By: _________________________

                                            Name: ______________________

                                            Title: _______________________




         The undersigned, Operating Lessee, hereby joins in this Deed of Trust solely for the purposes set forth in Section 8.16 hereof.

                                             BARCLAY HOSPITALITY SERVICES INC.,
                                               a North Carolina corporation


                                             By: _________________________

                                             Name: ______________________

                                             Title: _______________________

                                 ACKNOWLEDGMENT


STATE OF                                    )
         -----------------------------------)
                                            )  ss.
COUNTY OF                                   )
          ----------------------------------)


         On March __, 2005, before me, __________________________________,
Notary Public, personally appeared ___________________________________, who is personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument as ___________________ of Winston SPE II LLC, a Delaware limited liability company, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                            ------------------------------------
                                            Signature of Notary Public



STATE OF                                    )
         -----------------------------------)
                                            )  ss.
COUNTY OF                                   )
          ----------------------------------)


         On March __, 2005, before me, __________________________________,
Notary Public, personally appeared ____________________________________, who is personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument as _________________ of Barclay Hospitality Services Inc., a North Carolina corporation, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                            ------------------------------------
                                            Signature of Notary Public

                                    EXHIBIT A

                          Legal Description of the Land